UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 13, 2019

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 13, 2019, the Board of Directors of Creative Realities, Inc. (the “Company”) removed John Walpuck as Chief Operating Officer. Mr. Walpuck and the Company agreed to a transition of Mr. Walpuck’s duties commencing January 31, 2019. Mr. Walpuck began consulting for the Company commencing February 1, 2019, and such services will end May 1, 2019. Mr. Walpuck will be paid cash compensation on an hourly basis for his consulting services during the term.

Pursuant to the terms of Mr. Walpuck’s employment agreement, Mr. Walpuck is receiving a total of $220,000 in severance payments in even monthly installments through December 2019. The Company agreed to fully vest all stock options of Mr. Walpuck, such options do not terminate as a result of Mr. Walpuck’s termination of employment and remain exercisable throughout the term of the options.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2019, Creative Realities, Inc. (the “Company”) filed Statements of Cancellation with the Secretary of State of the State of Minnesota that, effective upon filing, eliminated from the Company’s Articles of Incorporation all matters set forth in the Certificates of Designation of Preferences, Rights and Limitations with respect to the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock of the Company. No shares of Series A Convertible Preferred Stock or Series A-1 Convertible Preferred Stock were issued or outstanding at the time of the filing of the Statements of Cancellation. A copy of the Statements of Cancellation are attached as Exhibit 3.1 and 3.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Statement of Cancellation of Series A Convertible Preferred Stock

3.2	Statement of Cancellation of Series A-1 Convertible Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

By:	/s/ Will Logan
Will Logan
Chief Financial Officer

Date: March 18, 2019

INDEX OF EXHIBITS

Exhibit No.	Description
3.1	Statement of Cancellation of Series A Convertible Preferred Stock

3.2	Statement of Cancellation of Series A-1 Convertible Preferred Stock

3